PGIM Rock ETF Trust
PGIM S&P 500 Max Buffer ETF – May
(the “Fund”)
Supplement dated April 30, 2025
to the Fund’s Currently Effective Prospectus
As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to a pre-determined upside return cap (the “cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the entire Target Outcome Period (generally, an approximately one-year period over which the Fund seeks to produce the target outcome). The Target Outcome Period for the Fund will commence on May 1, 2025 and end on April 30, 2026.
An investment in the Fund over the course of the Target Outcome Period will be subject to the Fund’s cap and downside buffer as set forth in the table below.
Fund Name	Ticker	Cap	Investment Objective
PGIM S&P 500 Max Buffer ETF – May	PMMY	Gross: 6.92% Net: 6.42%*
The Fund’s investment objective is to provide
investors with returns that match the price return
of the SPDR® S&P 500® ETF Trust up to a
predetermined upside cap while seeking to
maximize the downside protection against the
SPDR® S&P 500® ETF Trust’s losses over the
one-year Target Outcome Period. In seeking to
achieve this investment objective, the Fund’s
approximate upside cap over the period May 1,
2025 through April 30, 2026 is 6.92% (before
fees and expenses). The downside buffer for the
period is 100% (before fees and expenses).

* Takes into account the Fund’s unitary management fee.
In connection with the onset of the new Target Outcome Period, the Fund’s prospectus is amended as set forth below:
■
The sections in the Funds’ Prospectus entitled “Investment Objective” are deleted in their entirety and replaced with the corresponding disclosure set forth under “Investment Objective” in the table above.
■
All references to the upside cap are deleted in their entirety and replaced with the corresponding cap and downside buffer set forth in the table above.

LR5015MAY